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                                                                    Exhibit 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Novadigm, Inc.:


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated April 24, 2001 included in Novadigm Inc.'s Form 10-K for the year ended March 31, 2001 and to all references to our Firm included in this registration statement.







                                          /s/ ARTHUR ANDERSEN LLP


Roseland, New Jersey

November 15, 2001